Significant Operation Losses	12 Months Ended
Dec. 31, 2019
Disclosure of Significant Operation Losses [Abstract]
Disclosure of Significant Operation Losses Explanatory [Text Block]
38.	SIGNIFICANT OPERATION LOSSES
The Company experienced a computer virus outbreak on August 3, 2018, which affected a number of computer systems and fab tools, and consequently impacted wafer production in Taiwan. All the impacted tools have been recovered by August 6, 2018. The Company recognized a loss of NT$2,596.0 million related to this incident for the three months ended September 30, 2018, which was included in cost of revenue.
On January 19, 2019, the Company discovered a wafer contamination issue in a fab in Taiwan caused by a batch of unqualified photoresist materials. After investigation, the Company immediately stopped using the unqualified materials. An estimated loss of NT$3,400.0 million related to this event was recognized in cost of revenue for the three months ended March 31, 2019.